

Cincinnati Financial Corporation

March 2013

Nasdaq: CINF

- This presentation contains forward-looking statements that involve risks and uncertainties. Please refer to our various filings with the U.S. Securities and Exchange Commission for factors that could cause results to materially differ from those discussed.
- The forward-looking information in this presentation has been publicly disclosed, most recently on February 27, 2013, and should be considered to be effective only as of that date.
  Its inclusion in this document is not intended to be an update or reaffirmation of the forward-looking information as of any later date.
- Reconciliations of non-GAAP measures are in our most recent quarterly earnings news release, which is available on the Investors page of our website www.cinfin.com.

Cincinnati Financial at a Glance

- Top 25 U.S. P/C insurer
- A.M. Best Rating: A+ Superior
- $3.5 billion 2012 premiums:
  - 67% commercial
  - 25% personal
  - 5% life
  - 3% excess & surplus
- Competitive advantages:
  - Relationships leading to agents' best accounts
  - Financial strength for stability and confidence
  - Local decision making and claims excellence
- Rank #1 or #2 in nearly 75% of agencies appointed more than five years

Forbes and GMI recognize Cincinnati Financial, operating through The Cincinnati Insurance Companies, for openness and integrity in accounting, governance and management.

Forbes America's Most TRUSTWORTHY Companies 2012

Fourth-Quarter 2012 Highlights

- EPS of $1.17 vs. 4Q11 of 83 cents per share
  - Operating earnings of $1.11 per share, up 29% from 86 cents
- Investment income rose 3%, driven by higher stock dividends
- Property casualty net written premiums grew 10%
  - Higher pricing in all P&C segments, commercial lines up mid-single-digits
- Combined ratio of 81.9%, 96.1% for full-year 2012
  - 9.9 percentage point full-year improvement, before catastrophe losses
- Increased shareholder dividend for 52nd consecutive year in August 2012
  - Only nine U.S. public companies can match that record
  - Yield remains attractive, over 3.5% in early 2013
- Excellent financial flexibility
  - Over $1.1 billion cash and securities at parent company
  - Low debt leverage at 14.1%

Long-Term Value Creation

- Targeting annual rate of growth in book value plus the rate of dividend contribution to average 10% to 13% from 2013 through 2017
  - Value creation ratio (VCR) for 2012 was 12.6%; 2009-12 average was 12.4%
  - 12.6% VCR for year 2012 was up 6.6 points from year 2011
    - Realized plus unrealized capital gain component was 1.5 points higher
    - Operating earnings net of other components was 5.1 points higher
- Three performance drivers:
  - Premium growth above industry average
  - Combined ratio consistently within the range of 95% to 100%
  - Investment contribution
    - Investment income growth
    - Compound annual total return for equity portfolio over five-year period exceeding return for S&P 500 index

Increase Value for Shareholders

Measured by Value Creation Ratio (VCR)



Target for the period 2013-2017: Annual VCR averaging 10% to 13%
35%
30%
25%
20%
15%
10%
5%
0%
-5%
-10%
-15%
-20%
-25%
(23.5)%
19.7%
11.1%
6.0%
12.6%
2008
2009
2010
2011
2012
VCR - Investment Income & Other
VCR - P&C Underwriting
VCR - Bond Portfolio Gains
VCR - Equity Portfolio Gains
Total Shareholder Return (TSR)

Combined Ratio Reflects Improving Underwriting Profitability Trends

- All combined ratios in the graph below exclude the effects of catastrophe losses
- 2011 ratios also exclude the effects of $42 million reinsurance reinstatement premium



105%
100%
95%
90%
85%
80%
75%
70%
96.7%
94.7%
86.1%
106.5%
103.9%
96.8%
Year 2010
Year 2011
Year 2012
AY 2010 at 12 mos
AY 2011 at 12 mos
AY 2012 at 12 mos
Calendar Year basis - excl. cat. losses
Accident Year basis - excl. cat. losses

Strategies for Long-Term Success

- Financial strength for consistent support to agencies
  - Diversified fixed-maturity portfolio, laddered maturity structure
    - No corporate exposure exceeded 0.7% of total bond portfolio at 12-31-12, no municipal exposure exceeded 0.2%
  - 26.0% of investment portfolio in common stocks to grow book value
    - No single security exceeded 4.2% of publicly-traded common stock portfolio
  - Portfolio composition helps mitigate anticipated effects of inflation and rise in interest rates
  - Low reliance on debt with debt-to-total-capital target < 20%
    - Non-convertible, non-callable debentures due in 2028 and 2034
  - Capacity for growth with premiums-to-surplus at 0.9-to-1
- Operating structure reflects agency-centered model
  - Field focus – Staffed for local decision-making, agency support
  - Superior claims service and broad insurance product offerings
- Profit improvement and premium growth initiatives

Improve Profitability

- Enhancing underwriting expertise and knowledge
  - Property loss mitigation efforts that supplement rate increases and gradual geographic diversification include:
    - Increasing specialized expertise of our claims and loss control staff
    - Revising underwriting guidelines and increasing property inspections
    - Implementing higher wind and hail deductibles in selected areas
    - Covering older roofs at actual cash value instead of replacement cost
  - Ongoing enhancement initiatives for predictive modeling tools and analytics to improve pricing precision
  - Data management for better underwriting and pricing decisions; long-term warehouse project continues to be developed over time
- Technology is improving efficiencies, streamlining processing for agencies and the company
- Ongoing efforts for greater efficiency and effectiveness
  - Staff additional field positions for better risk selection and specialized claims service without adding to overall staffing levels
  - 3% decrease in total staff at year-end 2012 versus 2009
    - 6% increase in field staff and 6% decrease in headquarters staff

Drive Premium Growth

- New agency appointments bring potential for growth over time
  - Target for 2013: appoint approximately 65 agencies
    - 140 appointed in 2012, $2.7B aggregate premiums from all carriers
    - Lower 2013 target based on current agency market-reach assessment
- Expanding marketing and service capabilities
  - Ongoing development of target market programs and cross-selling
  - Developing customer care center for small commercial policies
  - Growth includes gradual geographic diversification
    - Personal lines 2012 earned premium growth rate in 25 smallest states more than doubled the rate for our six largest personal lines states of operation
- Net written premiums up in targeted growth areas, with roughly half of the 2012 increase due to higher pricing

  Full-year 2012 double-digit growth in net written premiums
  - Commercial up 11%, Personal up 15%, E&S up 33%
  - Total P&C up 12%, Term life insurance earned premiums up 10%

Premium Growth Potential

- Historically, we earn approximately 10% market share in new agencies within 10 years after appointment – demonstrated by:
  - 1% share earned in 2011 for all agencies appointed in 2010, 4% for appointments during 2007-10, 9% for appointments during 2002-06
  - $50 million of $501 million total 2012 standard market new business written premiums produced by agencies appointed since early 2011
- Our agencies currently write significant amounts of business with other carriers, representing potential for us
  - Agencies appointed during 2008-12 place $10 billion in annual premiums for standard lines business with all carriers they represent
  - Excess & surplus lines for all of our agents – approximately $2 billion
- Help our agencies grow their businesses by attracting more clients in their communities through our unique service

Select Group of Agencies in 39 States

1,408 agency relationships with 1,758 locations

(as of December 31, 2012)



P&C Market Share:
1% and higher
Less than 1%
Inactive states
Headquarters (no branches)

<u>Commercial Top Five = 42%</u>
Ohio, Illinois, Pennsylvania, Indiana, North Carolina

<u>Personal Top Five = 60%</u>
Ohio, Georgia, Indiana, Illinois, Alabama

<u>Market Share Top Three</u>
Ohio at 4.7%
Indiana at 2.7%
Illinois at 1.4%

Based on 2011 data excluding A&H



Appendix

Income, Dividend & Cash Flow Trends
Underwriting & Premium Growth Trends
Business Mix & Premium Growth Potential
Reserve Adequacy & Development Trends
Investment Portfolio Management & Performance
Reinsurance, Ratings & Valuation Comparison to Peers

CINCINNATI FINANCIAL CORPORATION

Income and Shareholder Dividends

Lower catastrophe losses drove only 16% of the 2012 improvement (operating basis)



$2.50
$2.00
$1.50
$1.00
$0.50
$0.00
2008
2009
2010
2011
2012
Per share basis
Operating Income
Net Income
Dividends

Cash Dividend Payout Ratio

Strong Capital and Cash Flow Support Recent-Year Payout Level



57% average for years 2003 through 2012 (net income basis)
120%
100%
80%
60%
40%
20%
0%
2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011* 2012
* 2011 payout ratios (159% net income basis, 211% operating income basis) not fully shown on graph due to record-high catastrophe losses
Dividend Payout Ratio – Net Income
Dividend Payout Ratio – Operating Income

Dividend as a Percentage of Net Cash Flow from Operations



100%
90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012

Operating Cash Flow

Record-High Catastrophe Losses Lowered 2011 Cash Flow



(In millions)
$600
$500
$400
$300
$200
$100
$0
2008
2009
2010
2011
2012

Cincinnati Typically Outperforms the Industry



Statutory combined ratio
Industry data excludes mortgage and financial guaranty
105%
100%
95%
90%
85%
80%
75%
70%
65%
2008
2009
2010
2011
2012
Cincinnati – excl. cat. losses
Est. Industry (A.M. Best) – excl. cat. Losses
Cincinnati – incl. cat. losses
Est. Industry (A.M. Best) – incl. cat. Losses

Cincinnati's historical catastrophe loss annual averages as of 12-31-12: 5-year = 8.2%, 10-year = 6.1%

Greater Pricing Precision

Is Improving Profit Margins



Workers' compensation renewal price increase averages by modeled rating segments
Better = Rating segments considered higher quality
Worse = Rating segments considered lower quality
10%
8%
6%
4%
2%
0%
-2%
2.6%
5.4%
9.0%
6.2%
8.0%
10.4%
Year 2011
YTD 06-30-12
Better
Middle
Worse

Premium Growth Versus Industry

Our Growth Rate Outpaced the Industry as the Market Firmed



Property casualty net written premium growth
12.0%
10.0%
8.0%
6.0%
4.0%
2.0%
0.0%
-2.0%
-4.0%
2008
2009
2010
2011
2012
Cincinnati
Estimated Industry excluding mortgage and financial guaranty (A.M. Best)

Market for 75% of Agency's Typical Risks

2012 Net Earned Premiums



Consolidated
$3.522 Billion
E&S Lines 3%
Commercial Lines 67%
Life 5%
Personal Lines 25%
Property Casualty
$3.344 Billion
Surety and Executive Risk 3%
Excess & Surplus 3%
Homeowner 11%
Personal Auto 12%
Workers' Compensation 10%
Other Personal 3%
Commercial Auto 13%
Commercial Property 16%
Specialty Packages 5%
Commercial Casualty 23%
Machinery and Equipment 1%

Premium Growth Potential

Steadily Increase Our Share Within Cincinnati -Appointed Agencies

- Cincinnati share of estimated $30 billion total property casualty premiums produced by currently appointed agencies is approximately **11%**



Market share per agency reporting location by year appointed
Based on 2011 standard market P&C agency written premiums
(Excludes excess and surplus lines)
1.2%
4.3%
8.5%
17.7%
1 year or less
2-5 years
6-10 years
10 years or more

New appointments also drive premium growth opportunity as the number of agency relationships has increased by 19% since the end of 2009.

Property Casualty Reserves

Favorable Development for 24 Consecutive Years

Values shown are carried loss and loss expense reserves net of reinsurance
Vertical bar represents reasonably likely range



In millions
Reserve range at 12-31-12
Low end $3,598
High end $3,918
Carried at 67th percentile
$3,498
$3,661
$3,811
$3,905
$3,813
Calendar year development (Favorable)
($323)
($188)
($304)
($285)
($396)
2008
2009
2010
2011
2012
Ex-cat development: (ratio to earned premiums)
9.8%
9.3%
10.7%

Accident Year Combined Ratios

Effect of Reserve Development From Re-estimation Is Significant



Consolidated Property Casualty
Reserve development ratio for accident years 2008 - 2010 averaged 9.8%
125%
120%
115%
110%
105%
100%
95%
90%
85%
80%
10.2%
10.8%
8.4%
5.0%
0.0%
94.6%
95.4%
98.1%
102.1%
96.8%
AY 2008
AY 2009
AY 2010
AY 2011
AY 2012
Accident yr as of Dec. 31, 2012
Reserve development to date
Catastrophe losses - current AY
Reinstatement premium effect*

* $42M 2011 Cat treaty reinstatement premium

Duration of loss & loss expense reserves is approximately 4.3 years, reflecting timing for majority of development.

Investment Income

1% Growth for 2012, 2% CAGR since 2009 (pre-tax)



$500
$400
$300
$200
$100
$0
2008
2009
2010
2011
2012

After-tax yield: (Bonds at amortized cost, stocks at fair value) **3.52%** **3.45%** **3.39%**

Pre-tax yield to book as of 12-31-12 for bonds maturing in 2013=4.5%, 2014=4.9%, 2015=4.5%

Portion of bond portfolio maturing: 6.6% in 2013, 7.4% in 2014, 8.8% in 2015, 18.4% in 2016-17

Investment Portfolio

Invest for Income and Appreciation

$12.5 billion fair value at December 31, 2012



Tax-Exempt Fixed Maturities $2.956
Common Equities $3.238
Taxable Fixed Maturities $6.137
Preferred Equities $0.135

Investment leverage: 230% at December 31, 2012

Bond portfolio fair value exceeds insurance reserves liability by 39%

Diversified Equity Portfolio*

Balances Income Stability & Capital Appreciation Potential
Annual Returns in 2012 & 2011: 10.9% & 6.1% (S&P 500 Index: 16.0% & 2.1%)

Largest equity holding at 12-31-12: Pepsico at 4.2% of publicly traded common stock portfolio, 1.1% of total investment portfolio

Sector	December 31, 2012 CFC	December 31, 2012 S&P 500 Weightings	December 31, 2010 CFC	December 31, 2010 S&P 500 Weightings
Information technology	**16.0%**	19.1%	**13.0%**	18.7%
Industrials	**12.9**	10.1	**11.7**	11.0
Healthcare	**12.2**	12.0	**14.1**	10.9
Energy	**12.0**	11.0	**12.9**	12.0
Consumer staples	**11.7**	10.6	**15.4**	10.6
Financial	**11.2**	15.6	**11.7**	16.1
Consumer discretionary	**9.7**	11.5	**8.3**	10.6
Materials	**5.7**	3.6	**5.2**	3.7
Utilities	**4.8**	3.4	**4.2**	3.3
Telecom services	**3.8**	3.1	**3.5**	3.1

* Publicly traded common stocks, approximately 50 holdings

Bond Portfolio Risk Profile

$9.093 Billion at December 31, 2012

- Credit risk - A2/A average rating
  - 61% rated >=A, 35% rated BBB, 2% rated <=BB, 2% unrated
  - No European sovereign debt
  - Euro-based securities < 6% of bond portfolio (mostly corporate bonds)
- Interest rate risk
  - 4.2 years effective duration, 6.3 years weighted average maturity
  - Generally laddered maturity structure
    - 23% of year-end 2012 portfolio matures by the end of 2015, 41% by 2017, 85% by 2022
  - With 26.0% of the investment portfolio invested in common stocks at 12-31-12, we estimated shareholders' equity would decline 4.6% if interest rates were to rise by 100 basis points
- Bond portfolio is well-diversified
  - Largest issuer (corporate bond) = 0.7% of total bond portfolio
  - Municipal bond portfolio (approximately 1,000 issuers)
    - Almost 70% insured at 12-31-12, 96% with underlying rating >=A3/A-
    - Texas issuers = 17%, Indiana = 10%, 13 other states each 1% to 9%
    - 65% locally issued general obligations, 34% special revenue bonds

Solid Reinsurance Program

Balances Costs with Shareholders' Equity Protection

Major Treaties (Estimated 2013 ceded premiums)	**Coverage and Retention Summary at 01-01-13**
Property catastrophe ($60 million) • Treaty has one reinstatement provision • $100 million additional coverage, including $28 million share by Cincinnati, collateralized by catastrophe bond for severe convective storm or earthquake losses in certain geographic regions	For a single event: • Retain 100% of first $75 million in losses • Retain 61.3% for losses at $75-100 million • Retain 5.0% to 6.8% at $100-600 million • Max exposure for $700M event = $145 million (Down from $219M in 2012, now more diversified credit risk)
Property per risk & $10 million property excess treaty ($42 million)	For a single loss: • Retain 100% of first $7 million in losses • Retain 0% of losses $7-35 million • Facultative reinsurance for >$35 million
Casualty per occurrence ($29 million)	For a single loss: • Retain 100% of first $7 million in losses • Retain 0% of losses $7-25 million • Facultative reinsurance for >$25 million
Casualty excess treaties ($3 million for two treaties combined)	Workers' comp, extra-contractual & clash coverage • $25 million excess of $25 million (first excess treaty) • $20 million excess of $50 million (second treaty)

Primary reinsurers are Swiss Re, Munich Re, Hannover Re, Partner Re and Lloyds of London

Financial Strength Ratings Comparison

	A.M. Best	Fitch	Moody's	S&P
Cincinnati	**A+**	**A+**	**A1**	**A**
Auto Owners	A++	-	-	A
Chubb	A++	AA	Aa2	AA
Acuity	A+	-	-	A+
Allied	A+	A	A1	A+
Travelers	A+	AA	Aa2	AA
Central Mutual	A	-	-	-
CNA	A	A-	A3	A-
Fireman's Fund	A	-	A2	A
Frankenmuth	A	-	-	-
General Casualty	A	A+	-	A+
Hanover	A	A-	A3	A-
Harleysville	A	-	A2	A
Hartford	A	A+	A2	A
Liberty Mutual	A	A-	A2	A-
Safeco	A	A-	A2	A-
Selective	A	A+	A2	A
State Auto	A	-	A3	BBB+
United Fire Group	A	-	-	-
West Bend	A	-	-	BBB
Westfield	A	-	-	A
Zurich	A	A+	A2	A+
EMC	A-	-	-	BBB

Source: SNL Financial as of January 10, 2013. Ratings are under continuous review and subject to change and/or affirmation.

Valuation Comparison to Peers


Ratio of closing price on 02-26-13 to latest reported tangible book value
1.8
1.6
1.4
1.2
1.0
0.8
0.6
0.4
0.2
0.0
Markel
Chubb
Travelers
WR Berkley
Cincinnati
Median
Allstate
Selective
United Fire
State Auto
Hanover
Hartford